                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                      U.S. GOVERNMENT SECURITIES SUBACCOUNT

     The subaccount's standardized yield for the 30 day period ended December 31, 1999 was computed by dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period in accordance with the formula prescribed by the Securities and Exchange Commission:

                               [(($590,233))            6
                 2 * { ---------------------------- + 1] - 1} = 5.87%
                          [((6,961,590 * 17.823))

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                 Cash Surrender Value - Initial Amount Invested
  Total Return = ----------------------------------------------
                             Initial Amount Invested

     Based on an initial investment made January 1, 1999 and unit information shown on the attached page, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 and the total return for the one year period are as follows:


         Ending Value                     Total Return
         ------------                     ------------
         $932.54                        $  932.54 - $1,000
                                        ------------------ = -6.75%
                                               $1,000


     Cumulative total return for five years ended December 31, 1999, is as follows:

         $1,146.79 - $1,000
         ------------------ = 14.68%
               $1,000

     Cumulative total return for ten years ended December 31, 1999, is as follows:

         $1,307.07-$1,000
         ---------------- = 30.70%
               $1,000

     Cumulative total return since inception through December 31, 1999, is as follows:

         $1,432.30-$1,000
         ---------------- = 43.23%
               $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

             n
     P(1 + T)  = ERV

     Average annual total return for the current one year period, five year period and since commencement of the subaccount are as follows:

     One year ended December 31, 1999:

     $ 932.54/$1,000 - 1 = -6.75%

     Five years ended December 31, 1999:

                       1/5
     ($1,146.79/$1,000)   - 1 = 2.78%

     Ten years ended December 31, 1999:

                       1/10
     ($1,307.03/$1,000)   - 1 = 2.71%

     Since inception through December 31, 1999:

                       1/10.67
     ($1,492.10/$1,000)   - 1 = 3.42%

           Unit Value Information
         --------------------------
                              Unit
            Date             Value
         --------           -------
         05/01/89           $10.000
         12/31/89            10.756
         12/31/90            11.454
         12/31/91            12.922
         12/31/92            13.529
         12/31/93            14.609
         12/31/94            13.484
         12/31/95            15.805
         12/31/96            15.935
         12/31/97            17.150
         12/31/98            18.421
         12/31/99            17.823

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                          DIVERSIFIED INCOME SUBACCOUNT

     The subaccount's standardized yield for the 30 day period ended December 31, 1999 was computed by dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period in accordance with the formula prescribed by the Securities and Exchange Commission:

                                 [(($540,936))                  6
                   2 * { ---------------------------- + 1] - 1} = 7.13%
                            [((46,271,405 * 1.998))

Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                          Cash Surrender Value - Initial Amount Invested Total Return = ---------------------------------------------------------
                                    Initial Amount Invested

     Based on an initial investment made January 1, 1999 and unit information shown on the attached page, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 and the total return for the one year period are as follows:

         Ending Value                                 Total Return
         ------------                                 ------------
         $  935.37                                 $  935.37 - $1,000
                                                   ------------------- = -6.46%
                                                          $1,000

     Cumlative total return for five years ended December 31, 1999, is as follows:

     $1,142.94 - $1,000
     ------------------ = 14.29%
           $1,000

     Cumlative total return for ten ended December 31, 1999, is as follows:

     $1,410.35 - $1,000
     ------------------ = 41.04%
           $1,000

     Cumulative total return since inception through December 31, 1999, is as follows:

     $1,613.00 - $1,000
     ------------------ = 61.30%
           $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

             n
     P(1 + T)   = ERV

     Average annual total return for the current one year period, five year period and since commencement of the subaccount are as follows:

     One year ended December 31, 1999:

     $  935.37/$1,000 - 1 = -6.46%

     Five years ended December 31, 1999:

                       1/5
     ($1,142.94/$1,000)         - 1 = 2.71%

     Ten years ended December 31, 1999:

                       1/10
     ($1,410.35/$1,000)         - 1 = 3.50%

     Since inception through December 31, 1999:

                       1/11.67
     ($1,613.00/$1,000)         - 1 = 4.18%


           Unit Value Information
         --------------------------
                              Unit
            Date             Value
         --------           -------
         05/01/88           $1.000
         12/31/88            1.025
         12/31/89            1.135
         12/31/90            1.219
         12/31/91            1.379
         12/31/92            1.457
         12/31/93            1.621
         12/31/94            1.516
         12/31/95            1.754
         12/31/96            1.802
         12/31/97            1.963
         12/31/98            2.059
         12/31/99            1.998

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                             GROWTH STOCK SUBACCOUNT

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                        Cash Surrender Value - Initial Amount Invested
     Total Return = ---------------------------------------------------------
                                    Initial Amount Invested

     Based on an initial investment made January 1, 1999 and unit information shown on the attached page, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 and the total return for the one year period are as follows:

         Ending Value                                 Total Return
         ------------                                 ------------
         $1,496.01                                     $1,496.01 - $1,000
                                                       ------------------- = 49.60%
                                                               $1,000

     Cumlative total return for five years ended December 31, 1999, is as follows:

     $2,709.62 - $1,000
     ------------------ = 170.96%
            $1,000

     Cumlative total return for ten years ended December 31, 1999, is as follows:

     $4,013.03 - $1,000
     ------------------ = 301.30%
            $1,000

     Cumulative total return since inception through December 31, 1999, is as follows:

     $5,575.00 - $1,000
     ------------------ = 457.50%
            $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

             n
     P(1 + T)   = ERV

     Average annual total return for the current one year period, five year period and since commencement of the subaccount are as follows:

     One year ended December 31, 1999:

     $1,496.01/$1,000 - 1 = 49.60%

     Five years ended December 31, 1999:

                       1/5
     ($2,709.62/$1,000)         - 1 = 22.06%

     Ten years ended December 31, 1999:

                       1/10
     ($4,013.03/$1,000)         - 1 = 14.91%

     Since inception through December 31, 1999:

                       1/11.67
     ($5,575.00/$1,000)         - 1 = 17.47%


           Unit Value Information
         --------------------------
                              Unit
            Date             Value
         --------           -------
         05/01/88           $1.000
         12/31/88            0.999
         12/31/89            1.358
         12/31/90            1.298
         12/31/91            1.966
         12/31/92            1.996
         12/31/93            2.143
         12/31/94            2.054
         12/31/95            2.587
         12/31/96            2.972
         12/31/97            3.296
         12/31/98            3.870
         12/31/99            5.925

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                           ASSET ALLOCATION SUBACCOUNT

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                       Cash Surrender Value - Initial Amount Invested
    Total Return = ---------------------------------------------------------
                                  Initial Amount Invested

     Based on an initial investment made January 1, 1999 and unit information shown on the attached page, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 and the total return for the one year period are as follows:

         Ending Value                                 Total Return
         ------------                                 ------------
         $1,144.50                                 $1,144.50 - $1,000
                                                   ------------------  =  14.45%
                                                           $1,000

     Cumlative total return for five years ended December 31, 1999, is as follows:

     $2,037.63 - $1,000
     ------------------ = 103.76%
            $1,000

     Cumlative total return for five years ended December 31, 1999, is as follows:

     $2,801.00 - $1,000
     ------------------ = 180.10%
           $1,000

     Cumulative total return since inception through December 31, 1999, is as follows:

     $3,573.00 - $1,000
     ------------------ = 257.30%
           $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

             n
     P(1 + T)   = ERV

     Average annual total return for the current one year period, five year period and since commencement of the subaccount are as follows:

     One year ended December 31, 1999:

     $1,144.50/$1,000 - 1 = 14.45%

     Five years ended December 31, 1999:

                       1/5
     ($2,037.63/$1,000)        - 1 = 15.30%

     Ten years ended December 31, 1999:

                       1/10
     ($2,801.00/$1,000)        - 1 = 10.85%

     Since inception through December 31, 1999:

                       1/11.67
     ($3,573.00/$1,000)        - 1 = 12.67%

           Unit Value Information
         --------------------------
                              Unit
            Date             Value
         --------           -------
         05/01/88           $1.000
         12/31/88            1.020
         12/31/89            1.245
         12/31/90            1.253
         12/31/91            1.578
         12/31/92            1.665
         12/31/93            1.797
         12/31/94            1.773
         12/31/95            2.134
         12/31/96            2.369
         12/31/97            2.810
         12/31/98            3.326
         12/31/99            3.923

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                            GLOBAL GROWTH SUBACCOUNT

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                       Cash Surrender Value - Initial Amount Invested
    Total Return = ---------------------------------------------------------
                                   Initial Amount Invested

     Based on an initial investment made January 1, 1999 and unit information shown on the attached page, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 and the total return for the one year period are as follows:

         Ending Value                                 Total Return
         ------------                                 ------------
         $1,520.69                                 $1,520.69 - $1,000
                                                   ------------------  = 52.07%
                                                          $1,000

     Cumlative total return for five years ended December 31, 1999, is as follows:

     $2,549.77 - $1,000
     ------------------ = 154.98%
           $1,000

     Cumulative total return since inception through December 31, 1999, is as follows:

     $2,984.30 - $1,000
     ------------------ =  198.43%
           $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

             n
     P(1 + T)   = ERV

     Average annual total return for the current one year period, five year period and since commencement of the subaccount are as follows:

     One year ended December 31, 1999:

     $1,520.69/$1,000 - 1 = 52.07%

     Five years ended December 31, 1999:

                       1/5
     ($2,549.77/$1,000)        - 1 = 20.59%

     Since inception through December 31, 1999:

                       1/7.67
     ($2,984.30/$1,000)        - 1 = 15.32%

           Unit Value Information
         --------------------------
                              Unit
            Date             Value
         --------           -------
         05/01/92           $10.000
         12/31/92            10.989
         12/31/93            12.784
         12/31/94            12.237
         12/31/95            15.754
         12/31/96            18.511
         12/31/97            19.508
         12/31/98            21.433
         12/31/99            33.343

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                             MONEY MARKET SUBACCOUNT

     The subaccount's standardized yield for the seven day period ended December 31, 1999 was computed by dividing 1 by the unit price for December 24, 1997, then multiplying this by the unit price on December 31, 1999 to get a base period return. The base period return is then multiplied by 365 days and then divided by 7. This calculation for the seven day period ended December 31, 1999 was as follows:

     ((1 / 1.585156) x 1.586556) -1 = .000883 - Base Period Return

     .000883 x (365 / 7) = .0434 or 4.34%

The compound or effective yield for this same period is calculated by taking the base period return and adding 1, raising the sum to a power equal to 365 divided by 7 and subtracting 1 from the result. This calculation for the seven day period ended December 31, 1999 was as follows:

                  365/7
     (.000883 + 1)      -1 = .0471 or 4.71%

           Date                 Unit Price
         --------               ----------
         12/23/99               1.585156
         12/31/99               1.586556

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                          AGGRESSIVE GROWTH SUBACCOUNT

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                         Cash Surrender Value - Initial Amount Invested Total Return = ---------------------------------------------------------
                                    Initial Amount Invested

     Based on an initial investment made January 1, 1999 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 and the cumulative total return since inception is as follows:

         Ending Value                                 Total Return
         ------------                                 ------------
         $2,029.57                                 $2,0229.57- $1,000
                                                   ------------------ =   102.96%
                                                          $1,000

     Cumlative total return for five years ended December 31, 1999, is as follows:

     $3,161.06 - $1,000
     ------------------ = 216.11%
           $1,000

     Cumulative total return since inception through December 31, 1999, is as follows:

     $2,918.00 - $1,000
     ------------------ =  191.80%
           $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

             n
     P(1 + T)   = ERV

     Average annual total return for the current one year period, five year period and since commencement of the subaccount are as follows:

     One year ended December 31, 1999:

     $2,029.57/$1,000 - 1 = 102.96%

     Five years ended December 31, 1999:

                       1/5
     ($3,161.06/$1,000)         - 1 = 25.88%

     Since inception through December 31, 1999:

                       1/5.67
     ($2,918.30/$1,000)         - 1 = 22.04%

           Unit Value Information
         --------------------------
                              Unit
            Date             Value
         --------           -------
         05/01/94           $10.000
         12/31/94             9.796
         12/31/95            12.461
         12/31/96            13.233
         12/31/97            13.241
         12/31/98            15.829
         12/31/99            32.680

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                           GROWTH & INCOME SUBACCOUNT

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                       Cash Surrender Value - Initial Amount Invested
    Total Return = ---------------------------------------------------------
                                  Initial Amount Invested

     Based on an initial investment made January 1, 1999 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 and the cumulative total return since inception is as follows:

         Ending Value                                 Total Return
         ------------                                 ------------
         $1,057.25                                 $1,057.25 - $1,000
                                                   ------------------   = 5.72%
                                                           $1,000

     Cumlative total return for five years ended December 31, 1999, is as follows:

     $2,186.20 - $1,000
     ------------------ = 118.62%
           $1,000

     Cumulative total return since inception through December 31, 1999, is as follows:

     $2,202.50 - $1,000
     ------------------ =  120.25%
           $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

            n
     P(1 + T)   = ERV

     Average annual total return for the current one year period, five year period and since commencement of the subaccount are as follows:

     One year ended December 31, 1999:

     $1,057.58/$1,000 - 1 = 5.72%

     Five years ended December 31, 1999:

                       1/5
     ($2,186.20/$1,000)        - 1 = 16.93%

     Since inception through December 31, 1999:

                       1/5.67
     ($2,202.50/$1,000)        - 1 = 14.94%

           Unit Value Information
         --------------------------
                              Unit
            Date             Value
         --------           -------
         05/01/94           $10.000
         12/31/94            10.069
         12/31/95            12.904
         12/31/96            15.468
         12/31/97            19.489
         12/31/98            21.767
         12/31/99            23.775

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                              HIGH YIELD SUBACCOUNT

     The subaccount's standardized yield for the 30 day period ended December 31, 1999 was computed by dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period in accordance with the formula prescribed by the Securities and Exchange Commission:

                     [          $462,770              6
               2 * { ---------------------------- + 1] - 1} = 9.38%
                     [((4,713,245 * 12.799))

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                        Cash Surrender Value - Initial Amount Invested
    Total Return = ---------------------------------------------------------
                                   Initial Amount Invested

     Based on an initial investment made January 1, 1999 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 and the cumulative total return since inception is as follows:

         Ending Value                                 Total Return
         ------------                                 ------------
         $963.13                                    $963.13 - $1,000
                                                    ----------------- =   -3.69%
                                                          $1,000

     Cumlative total return for five years ended December 31, 1999, is as follows:

     $1,179.10 - $1,000
     ------------------ = 17.91%
           $1,000

     Cumulative total return since inception through December 31, 1999, is as follows:

     $1,104.90 - $1,000
     ------------------ =  10.49%
           $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

             n
     P(1 + T)   = ERV

     Average annual total return for the current one year period, five year period and since commencement of the subaccount are as follows:

     One year ended December 31, 1999:

     $963.13/$1,000 - 1 = -3.69%

     Five years ended December 31, 1999:

                       1/5
     ($1,179.10/$1,000)         - 1 = 3.35%

     Since inception through December 31, 1999:

                       1/5.67
     ($1,104.90/$1,000)         - 1 = 1.77%

           Unit Value Information
         --------------------------
                              Unit
            Date             Value
         --------           -------
         05/01/94           $10.000
         12/31/94             9.452
         12/31/95            10.941
         12/31/96            11.929
         12/31/97            12.917
         12/31/98            12.823
         12/31/99            12.799

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                       GLOBAL ASSET ALLOCATION SUBACCOUNT


     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                        Cash Surrender Value - Initial Amount Invested
    Total Return = ---------------------------------------------------------
                                  Initial Amount Invested

     Based on an initial investment made January 1, 1999 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 and the cumulative total return since inception is as follows:

         Ending Value                                 Total Return
         ------------                                 ------------
         $943.02                                    $943.02 - $1,000
                                                    ---------------- =   -5.70%
                                                         $1,000

     Cumlative total return for five years ended December 31, 1999, is as follows:

     $1,440.00 - $1,000
     ------------------ = 44.00%
            $1,000

     Cumulative total return since inception through December 31, 1999, is as follows:

     $1,440.00 - $1,000
     ------------------ =  44.00%
            $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

             n
     P(1 + T)   = ERV

     Average annual total return for the current one year period, five year period and since commencement of the subaccount are as follows:

     One year ended December 31, 1999:

     $943.02/$1,000 - 1 = -5.70%

     Five years ended December 31, 1999:

                       1/5
     ($1,440.00/$1,000)          - 1 = 7.57%

     Since inception through December 31, 1999:

                       1/5
     ($1,440.00/$1,000)          - 1 = 7.57%

           Unit Value Information
         --------------------------
                              Unit
            Date             Value
         --------           -------
         01/01/95           $10.000
         12/31/95            11.590
         12/31/96            12.888
         12/31/97            14.434
         12/31/98            16.513
         12/31/99            16.150

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                         INTERNATIONAL STOCK SUBACCOUNT


     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                       Cash Surrender Value - Initial Amount Invested
    Total Return = ---------------------------------------------------------
                                    Initial Amount Invested

     Based on an initial investment made January 1, 1999 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 and the cumulative total return since inception is as follows:

         Ending Value                                 Total Return
         ------------                                 ------------
         $1,188.30                                  $1,188.30 - $1,000
                                                    ------------------ = 18.83%
                                                          $1,000

     Cumlative total return for five years ended December 31, 1999, is as follows:

     $1,796.10 - $1,000
     ------------------ = 79.61%
           $1,000

     Cumulative total return since inception through December 31, 1999, is as follows:

     $1,796.10 - $1,000
     ------------------ =  79.61%
           $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

             n
     P(1 + T)   = ERV

     Average annual total return for the current one year period, five year period and since commencement of the subaccount are as follows:

     One year ended December 31, 1999:

     $1,188.30/$1,000 - 1 = 18.83%

     Five years ended December 31, 1999:

                       1/5
     ($1,796.10/$1,000)           - 1 = 12.43%

     Since inception through December 31, 1999:

                       1/5
     ($1,796.10/$1,000)           - 1 = 12.43%

           Unit Value Information
         --------------------------
                              Unit
            Date             Value
         --------           -------
         01/01/95          $10.000
         12/31/95            11.272
         12/31/96            12.691
         12/31/97            14.022
         12/31/98            16.113
         12/31/99            19.711

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                           MULTISECTOR BOND SUBACCOUNT

     The subaccount's standardized yield for the 30 day period ended December 31, 1999 was computed by dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period in accordance with the formula prescribed by the Securities and Exchange Commission:

                    [          $56,856               6
              2 * { ---------------------------- + 1] - 1} = 4.06%
                    [  ((1,402,948 * 13.254))

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                        Cash Surrender Value - Initial Amount Invested
    Total Return = ---------------------------------------------------------
                                    Initial Amount Invested

     Based on an initial investment made January 1, 1999 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 and the cumulative total return since inception is as follows:

         Ending Value                                 Total Return
         ------------                                 ------------
         $877.33                                    $877.33 - $1,000
                                                    ----------------- =  -12.27%
                                                         $1,000

     Cumlative total return for five years ended December 31, 1999, is as follows:

     $1,034.20 - $1,000
     ------------------ = 3.42%
           $1,000

     Cumulative total return since inception through December 31, 1999, is as follows:

     $1,034.20 - $1,000
     ------------------ =  3.42%
           $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

             n
     P(1 + T)   = ERV

     Average annual total return for the current one year period, five year period and since commencement of the subaccount are as follows:

     One year ended December 31, 1999:

     $877.33/$1,000 - 1 = -12.27%

     Five years ended December 31, 1999:

                       1/5
     ($1,034.20/$1,000)          - 1 = 0.67%

     Since inception through December 31, 1999:

                       1/5
     ($1,034.20/$1,000)          - 1 = 0.67%

           Unit Value Information
         --------------------------
                              Unit
            Date             Value
         --------           -------
         01/01/95           $10.000
         12/31/95            11.743
         12/31/96            11.962
         12/31/97            11.837
         12/31/98            13.254
         12/31/99            12.092

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                                VALUE SUBACCOUNT

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                        Cash Surrender Value - Initial Amount Invested
    Total Return = ---------------------------------------------------------
                                  Initial Amount Invested

     Based on an initial investment made January 1, 1999 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 and the cumulative total return since inception is as follows:

         Ending Value                                 Total Return
         ------------                                 ------------
         $1,040.00                                 $1,040.00 - $1,000
                                                   ------------------  = 4.00%
                                                          $1,000

     Cumulative total return since inception through December 31, 1999, is as follows:

     $1,482.50 - $1,000
     ------------------ =  48.25%
           $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

             n
     P(1 + T)   = ERV

     One year ended December 31, 1999:

     $1,040.00/$1,000 - 1 = 4.00%

     Average annual total return since inception of the subaccount through December 31, 1999 is as follows:

                       1/3.67
     ($1,482.50/$1,000)         - 1 = 11.32%

           Unit Value Information
         --------------------------
                              Unit
            Date             Value
         --------           -------
         05/01/96           $10.000
         12/31/96            11.049
         12/31/97            13.652
         12/31/98            14.768
         12/31/99            15.875

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                              S & P 500 SUBACCOUNT

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                       Cash Surrender Value - Initial Amount Invested
    Total Return = ---------------------------------------------------------
                                Initial Amount Invested

     Based on an initial investment made January 1, 1999 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 and the cumulative total return since inception is as follows:

         Ending Value                                 Total Return
         ------------                                 ------------
         $1,152.28                                 $1,152.28 - $1,000
                                                   ------------------ = 15.23%
                                                          $1,000

     Cumulative total return since inception through December 31, 1999, is as follows:

     $2,113.90 - $1,000
     ------------------ =  111.39%
           $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

             n
     P(1 + T)   = ERV

     One year ended December 31, 1999:

     $1,152.28/$1,000 - 1 = 15.23%

     Average annual total return since inception of the subaccount through December 31, 1999 is as follows:

                      1/3.67
     ($2,113.90/$1,000)         - 1 = 22.62%

           Unit Value Information
         --------------------------
                              Unit
            Date             Value
         --------           -------
         05/01/96           $10.000
         12/31/96            11.327
         12/31/97            14.787
         12/31/98            18.689
         12/31/99            22.189

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                              BLUE CHIP SUBACCOUNT

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                        Cash Surrender Value - Initial Amount Invested
    Total Return = ---------------------------------------------------------
                                 Initial Amount Invested

     Based on an initial investment made January 1, 1999 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 and the cumulative total return since inception is as follows:

         Ending Value                                 Total Return
         ------------                                 ------------
         $1,147.75                                 $1,147.75 - $1,000
                                                   ------------------  = 14.78%
                                                          $1,000

     Cumulative total return since inception through December 31, 1999, is as follows:

     $2,052.10 - $1,000
     ------------------ =  105.21%
           $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

             n
     P(1 + T)   = ERV

     One year ended December 31, 1999:

     $1,147.75/$1,000 - 1 = 14.78%

     Average annual total return since inception of the subaccount through December 31, 1999 is as follows:

                       1/3.67
     ($1,052.10/$1,000)            - 1 = 21.64%

           Unit Value Information
         --------------------------
                              Unit
            Date             Value
         --------           -------
         05/01/96          $10.000
         12/31/96            11.520
         12/31/97            14.429
         12/31/98            18.238
         12/31/99            21.571

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                            MID CAP STOCK SUBACCOUNT

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                        Cash Surrender Value - Initial Amount Invested
    Total Return = ---------------------------------------------------------
                                  Initial Amount Invested


     Based on an initial investment made January 1, 1999 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 is as follows:


         Ending Value                                 Total Return
         ------------                                 ------------
         $1,059.86                                 $1,059.86 - $1,000
                                                   ------------------ =  5.99%
                                                          $1,000

     Cumulative total return since inception through December 31, 1999, is as follows:

     $1,018.80 - $1,000
     ------------------ =  1.88%
            $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

             n
     P(1 + T)   = ERV

     One year ended December 31, 1999:

     $1,059.86/$1,000 - 1 = 5.99%

     Average annual total return since inception of the subaccount through December 31, 1999 is as follows:

                      1/1.67
     ($1,018.80/$1,000)         - 1 = 1.12%


           Unit Value Information
         --------------------------
                              Unit
            Date             Value
         --------           -------
         05/01/98           $10.000
         12/31/98             9.625
         12/31/99            10.538

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                           LARGE CAP GROWTH SUBACCOUNT

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                        Cash Surrender Value - Initial Amount Invested
    Total Return = ---------------------------------------------------------
                                   Initial Amount Invested


     Based on an initial investment made January 1, 1999 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 is as follows:


         Ending Value                                 Total Return
         ------------                                 ------------
         $1,220.13                                 $1,220.13 - $1,000
                                                   ------------------ =  22.01%
                                                          $1,000

     Cumulative total return since inception through December 31, 1999, is as follows:

     $1,440.40 - $1,000
     ------------------ =  44.04%
           $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

            n
     P(1 + T)   = ERV

     One year ended December 31, 1999:

     $1,220.13/$1,000 - 1 = 22.01%

     Average annual total return since inception of the subaccount through December 31, 1999 is as follows:

                      1/1.67
     ($1,440.40/$1,000)       - 1 = 24.42%

           Unit Value Information
         --------------------------
                              Unit
            Date             Value
         --------           -------
         05/01/98          $10.000
         12/31/98            11.755
         12/31/99            14.754

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                           SMALL CAP VALUE SUBACCOUNT

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                        Cash Surrender Value - Initial Amount Invested
    Total Return = ---------------------------------------------------------
                                   Initial Amount Invested


     Based on an initial investment made January 1, 1999 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 is as follows:


         Ending Value                                 Total Return
         ------------                                 ------------
         $1,102.83                                 $1,102.83 - $1,000
                                                   ------------------ =  10.28%
                                                         $1,000

     Cumulative total return since inception through December 31, 1999, is as follows:

     $1,030.80 - $1,000
     ------------------ =  3.08%
            $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

             n
     P(1 + T)   = ERV

     One year ended December 31, 1999:

     $1,102.83/$1,000 - 1 = 10.28%

     Average annual total return since inception of the subaccount through December 31, 1999 is as follows:

                       1/1.67
     ($1,030.80/$1,000)        - 1 = 1.83%

           Unit Value Information
         --------------------------
                              Unit
            Date             Value
         --------           -------
         05/01/98           $10.000
         12/31/98             9.367
         12/31/99            10.659